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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 5, 2014 (May 2, 2014)
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.	Results of Operations and Financial Condition.
On May 5, 2014, the Registrants announced their financial results for the first quarter of 2014. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendments to the Certificate of Incorporation and Bylaws relating to the Declassification of the Board of Directors
At the 2014 Annual Meeting of Stockholders of Realogy Holdings Corp. ("Realogy Holdings") held on May 2, 2014 (the "2014 Annual Meeting"), the stockholders of Realogy Holdings approved amendments to the Second Amended and Restated Certificate of Incorporation of Realogy Holdings. Pursuant to the amendments, commencing with the 2015 annual meeting, directors will be elected annually for terms expiring at the next succeeding annual meeting of stockholders. Those directors previously elected to three-year terms will complete their three-year terms. Beginning at the 2017 annual meeting of stockholders, the declassification of the Board of Directors (the "Board") will be complete, at which time all directors will be subject to annual election. The amendments also provide, consistent with Delaware law, that directors may be removed without cause, except that directors serving the remainder of a three-year term may be removed only for cause, in each case by the vote of at least 75% of the shares entitled to vote. Newly-created Board seats will continue to be allocated to the classes until the 2017 annual meeting, and directors appointed to fill newly-created Board seats or vacancies will hold office for a term that coincides with the remaining term of the relevant class. The amendments became effective upon the filing of a Third Amended and Restated Certificate of Incorporation of Realogy Holdings with the Delaware Secretary of State on May 2, 2014.
In connection with the foregoing, the Board also approved corresponding amendments to the Second Amended and Restated ByLaws of Realogy Holdings by adopting the Third Amended and Restated ByLaws. Article III, Section 3.2 was amended to provide, beginning with the 2015 annual meeting, for the annual election of directors to terms expiring at the next annual meeting of stockholders. Article III, Section 3.9 was amended to provide that directors appointed to fill vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, will hold office (a) if appointed prior to the 2017 annual meeting of stockholders, for a term that will coincide with the remaining term of that class in which the new directorship was created or vacancy exists or (b) if appointed at or following the 2017 annual meeting of stockholders, for a term expiring at the next annual meeting of stockholders, and in each case will serve until such director’s successor has been duly elected and qualified, subject to such director's earlier death, resignation or removal. The Third Amended and Restated Bylaws became effective upon the filing of the Third Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on May 2, 2014.
Amendments to the Certificate of Incorporation to Remove Apollo-Related Provisions
At the 2014 Annual Meeting, the stockholders of Realogy Holdings also approved amendments to the Second Amended and Restated Certificate of Incorporation of Realogy Holdings to remove provisions relating to Apollo Management V, L.P., Apollo Management VI, L.P., Apollo Management VII, L.P. and any of their affiliates (collectively, "Apollo"). The amendments became effective upon the filing of a Third Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on May 2, 2014. In connection with the foregoing, the Board also approved corresponding amendments to the Second Amended and Restated Bylaws of Realogy Holdings by adopting the Third Amended and Restated Bylaws.
The foregoing descriptions of the amendments to the Third Amended and Restated Certificate of Incorporation and the Third Amended and Restated ByLaws are qualified in their entirety by reference to the Third Amended and Restated Certificate of Incorporation filed as Exhibit 3.1 and incorporated herein by reference and the Third Amended and Restated Bylaws filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2014 Annual Meeting held on May 2, 2014, in Madison, New Jersey (the "2014 Annual Meeting"), the following matters were submitted to a vote of stockholders and the voting results were as follows:
1.Election of Directors: The two nominees named in the Realogy Holdings 2014 proxy statement were elected to serve a three-year term expiring in 2017 and until their successors are duly elected and qualified, based upon the following votes:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jessica M. Bibliowicz	123,930,409	1,178,868	4,072,800
Fiona P. Dias	123,345,319	1,763,958	4,072,800
2.Amendments to the Second Amended and Restated Certificate of Incorporation of Realogy Holdings to eliminate the classification of the Board: The stockholders of Realogy Holdings approved amendments to the Second Amended and Restated Certificate of Incorporation to phase out the classification of the Board and to provide for the annual election of directors by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
123,982,207	4,143	1,122,927	4,072,800
3.Amendments to the Second Amended and Restated Certificate of Incorporation of Realogy Holdings to eliminate the provisions relating to Apollo: The stockholders of Realogy Holdings approved amendments to the Second Amended and Restated Certificate of Incorporation to eliminate the provisions relating to Apollo by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
128,018,307	25,445	1,138,325	—
1.Advisory Vote of the Compensation of our Named Executive Officers. The proposal to approve, on an advisory basis, the compensation of the named executive officers of Realogy Holdings, as described in the 2014 proxy statement, was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
120,868,564	3,112,868	1,127,845	4,072,800
4.Ratification of Appointment of Independent Registered Accounting Firm: The appointment of PricewaterhouseCoopers LLP to serve as the Realogy Holdings' independent registered accounting firm for fiscal year 2014 was ratified as follows:

Votes For	Votes Against	Abstain
127,947,353	66,381	1,168,343

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Third Amended and Restated Certificate of Incorporation of Realogy Holdings Corp.
3.2	Third Amended and Restated Bylaws of Realogy Holdings Corp.
99.1	Press Release dated May 5, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: May 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: May 5, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Third Amended and Restated Certificate of Incorporation of Realogy Holdings Corp.
3.2	Third Amended and Restated Bylaws of Realogy Holdings Corp.
99.1	Press Release dated May 5, 2014.